FSS2 P-1 12/11

SUPPLEMENT DATED DECEMBER 1, 2011

TO THE PROSPECTUS

DATED SEPTEMBER 1, 2011 OF

FRANKLIN STRATEGIC SERIES

(Franklin Biotechnology Discovery Fund, Franklin Natural Resources Fund)

The Prospectus is amended as follows:

I. For the Franklin Biotechnology Discovery Fund, the "Principal Risks – Market" section on page 5 of the Fund Summary is revised as follows:

Market The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

II. For the Franklin Biotechnology Discovery Fund, the below paragraph of the Fund Summary "Performance" section is moved to above the "Class A Annual Total Returns" bar chart on page 7:

The secondary index in the table below shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

III. For the Franklin Biotechnology Discovery Fund, the "Investment Manager - Portfolio Manager" section of the Fund Summary on page 7 is revised as follows:

Portfolio Manager

EVAN MCCULLOCH, CFA Vice President of Advisers and portfolio manager of the Fund since 1997.

IV. For the Franklin Biotechnology Discovery Fund, the portfolio management team under the "Fund Details - Management" section on page 26 is updated as follows:

The Fund is managed by a dedicated professional focused on investments in securities of biotechnology companies and discovery research firms. The portfolio manager of the Fund is as follows:

EVAN MCCULLOCH, CFA   Vice President of Advisers

Mr. McCulloch has been a portfolio manager of the Fund since 1997 and assumed duties of lead portfolio manager of the Fund in 2000. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated cash management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

Please keep this supplement for future reference.